Section 906 Certifications
---------------------------
I, Charles E. Porter, a principal financial officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The Form N-CSR of each of the Funds listed on Attachment A for the period ended June 30, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of each of the Funds listed on Attachment A for the period ended June 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

/s/Charles E. Porter        Date: August 20, 2003
----------------------      ---------------------
Charles E. Porter, Principal Financial Officer




Section 906 Certifications
---------------------------
I, Karnig H. Durgarian, the principal executive officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The Form N-CSR of each of the Funds listed on Attachment A for the period ended June 30, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of each of the Funds listed on Attachment A for the period ended June 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

/s/Karnig H. Durgarian      Date: August 20, 2003
----------------------      ---------------------
Karnig H. Durgarian, Principal Executive Officer




Section 906 Certifications
---------------------------
I, Steven D. Krichmar, a principal financial officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The Form N-CSR of each of the Funds listed on Attachment A for the period ended June 30, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of each of the Funds listed on Attachment A for the period ended June 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

/s/Steven D. Krichmar       Date: August 20, 2003
----------------------      ---------------------
Steven D. Krichmar, Principal Financial Officer




Attachment A
--------------
June 30, 2003

377   Putnam Discovery Growth fund
2HF   Putnam Small Cap Growth Fund
852   Putnam New Opportunities Fund
057   Putnam Europe Equity Fund
2CE   Putnam International Growth & Income Fund
841   Putnam International Equity Fund
069   Putnam VT Money Market Fund
2LA   Putnam VT Research Fund
066   Putnam VT Growth and Income Fund
2TJ   Putnam VT Discovery Growth Fund
152   Putnam VT Utilities Growth & Income Fund
016   Putnam VT Global Equity Fund
2IS   Putnam VT The George Putnam Fund of Boston
961   Putnam VT Diversified Income Fund
2MJ   Putnam VT Small Cap Value Fund
2DQ   Putnam VT Vista Fund
23H   Putnam VT Mid Cap Value Fund (New)
23K   Putnam VT Capital Opportunities Fund (New)
2DR   Putnam VT New Value Fund
2PU   Putnam VT Growth Opportunities Fund
068   Putnam VT Income Fund
098   Putnam VT New Opportunities Fund
065   Putnam VT Voyager Fund
070   Putnam VT Global Asset Allocation Fund
2DP   Putnam VT International New Opportunities Fund
2TP   Putnam VT Capital Appreciation Fund
23N   Putnam VT Equity Income Fund (New)
2IO   Putnam VT Investors Fund
2IP   Putnam VT OTC & Emerging Growth Fund
2IW   Putnam VT Health Sciences Fund
2PX   Putnam VT American Government Income Fund
2DO   Putnam VT International Equity Fund
2DN   Putnam VT International Growth and Income Fund
067   Putnam VT High Yield Fund